July, 2008 Investor Presentation Dr. Sergio Edelstein President and CEO Robert L. Bowen VP and CFO Exhibit 99.1

Important Information
The tender offer for outstanding common stock of Excel Technology, Inc.
(Excel) referred to in this presentation has not yet been commenced.  Neither this presentation, nor the description of the tender offer contained herein, is an offer to purchase nor a solicitation of an offer to sell securities of Excel.
At the time the tender offer is commenced by Eagle Acquisition Corporation
(Purchaser), an indirect wholly owned subsidiary of GSI Group Inc. (GSI),
GSI and Purchaser will file with the Securities and Exchange Commission
(SEC) a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer, and Excel will file with the SEC a Solicitation/Recommendation
Statement on Schedule 14D-9 with respect to the tender offer.  These documents will be sent free of charge to the stockholders of Excel.  These documents will contain important information about the tender offer, and stockholders of Excel are urged to read them carefully when they become available.  Stockholders of Excel will be able to obtain a free copy of these documents (when they become available) and other documents filed by Excel or GSI with the SEC at the website maintained by the SEC at www.sec.gov.
In addition, stockholders will be able to obtain a free copy of these documents (when they become available) from GSI by contacting GSI at 125
Middlesex Turnpike, Bedford, Massachusetts  01730, attention:  Investor
Relations, or from Excel by contacting Excel at 41 Research Way, East
Setauket, New York 11733, attention:  Investor Relations.

Safe Harbor
Certain matters being discussed today that are not statements of historical fact constitute forward-looking statements relating to current or future financial performance, management's plans and objectives for future operations, product plans and performance, management's assessment of market factors, and statements regarding the strategy and plans of the Company. Such forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These
statements are not guarantees of GSI Group's future performance. Listeners are cautioned that all forward-looking statements are subject to a number of risks and uncertainties that could cause the
Company's actual results in the future to differ materially from these forward-looking statements. These risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission, including its 10-K, copies of which may be accessed through the SEC's website at http://www.sec.gov.
Current data and other statistical information used throughout this presentation are based on independent industry publications, government publications, and reports by market research firms or other published independent sources. Some data are also based on our good faith estimates, which are derived from our review of internal surveys, as well the independent sources listed above. We believe that these sources are reliable.
The 2007 pro forma information for the Excel Technology acquisition is preliminary and has not been audited.

SECTION 1 Transaction Overview

A Compelling Combination of Laser and Precision
Technology Leaders
2007 Revenue:        $160.0 million
2007 Adj. EBITDA:   $23.9 million
2007 Revenue: $317.8 million
2007 Adj. EBITDA $45.5 million
Combined company better positioned to offer expanded portfolio of products
Leading designer and manufacturer of:
–
precision motion component products
–
lasers
–
laser systems
Leading worldwide supplier of :
–
precision motion component products
–
lasers
–
laser-based manufacturing systems

CY2007 Revenue ($mm)
Coherent
Rofin-Sinar
+
Newport
ESI
II-VI
IPG Photronics

5 288 282 189 160 318 445 478 503 598 0 100 200 300 400 500 600 700 Reshaping the Industry Landscape A combined GSI and Excel emerges as a top-tier laser and precision technology company

169
199
197
41%
43%
42%
0
40
80
120
160
200
240
2005 2006 2007
40%
41%
42%
43%
44%
45%
CAGR = 8
Building on Solid Historical Performance
Pro Forma Revenue Pro Forma Gross Profit
Pro Forma Adj. EBITDA
Source: GSI and Excel filings
Note: Assumes no intercompany sales
399
468
478
0
100
200
300
400
500
600
2005 2006 2007
CAGR = 9%
48
72
69
15%
15%
12%
0
20
40
60
80
100
2005 2006 2007
10%
13%
16%
19%
22%
25%
CAGR = 20%
%

Unique Value Creation
Expanded offerings in largest market
currently served: lasers
Expanded offerings in attractive businesses:
lasers, scanners
Strong operational business processes
Presence in India
Complementary laser technology,
including industrial YAG and fiber
lasers
Complementary motion technology
Systems know-how
Presence and operation in China
Long-term growth potential of laser-based solutions combined with need for industry consolidation
Broad combined product offerings, with expanded sales channels in Asia, including
China and India
Uniquely positioned to take on leading players with a complete set of laser technologies: CO
2
, pulsed, ultrafast, solid state and fiber
GSI Brings to Excel
Excel Brings to GSI

Key Transaction Terms
Purchase Price
Timing
Closing Conditions
Other
Financing
$32 cash per Excel share
$309.9 million enterprise value
$360.5 million equity value, fully diluted
Anticipated to close in Q3 2008
Regulatory / government approvals
MAC clause
Available cash balances
Financing arranged by UBS
Structured as a tender offer

Key Financing Terms
Principle amount
$210 million
Rank/security
Senior unsecured notes from GSI (US) sub and warrants
exercisable into common stock from GSI parent
Maturity
5 years
Interest rate
11% per annum, payable semi annually in arrears
Optional redemption
After 1 year, up to 50% redeemable.  Fully redeemable after 3 years
Warrants
Warrants to purchase GSI stock at a strike price of $0.01

Financial Rationale
Game changing transaction unlocks value and establishes GSI as an industry leader
Creates conditions for valuation multiple expansion
–
Transforms capital markets’ view of GSI from a niche semiconductor capital equipment supplier to a precision motion and laser leader
–
GSI achieves size and efficiency in a consolidating laser / precision motion industry
–
Reduces volatility in business performance due to cyclical semiconductor systems business
Conservative estimates show upwards of $6.5 million in 2009 and $8.7 million in 2010 pre-tax synergies, with twice the upside potential
–
Consolidation of corporate headquarters
–
Integration and consolidation of scanning businesses
–
Rationalization of Germany and Japan field offices
Leverage combined distribution network to capture cross-selling opportunities
Moderately accretive to 2009 cash EPS on a post-synergy basis

Growth and Operational Strategy
We believe substantial synergies can be realized through the following steps
Capture substantial
growth opportunities
Increase integration
of core technologies
Leverage power
of combined
sales channels
Consolidate, integrate and standardize on a common operational infrastructure
Rationalize R&D and SG&A operations across GSI and Excel
Combined company competes in a roughly $1.3bn market
Adjacent markets are even larger - approximately $8bn, and growing at double digit rates
GSI has taken aggressive moves to relocate manufacturing and sales resources to low-cost regions in closer proximity to customers
Excel brings substantial Asian presence
Increased integration of scanner, encoder and laser technology to offer customers enhanced system and subsystem value
Broaden the combined company’s presence in key emerging high-growth laser segments
Cross-sales of products into existing channels, providing customers with expanded competitive choices
Expand Asian presence
Continued focus on
Operational excellence

SECTION 2 Overview of Excel

Strong new product development effort, with nearly
10% of sales devoted to R&D
Strong presence in North America and
gaining overseas, especially in Asia
Valuable IP and a critical set of core competencies
Growth achieved organically and through
selective acquisitions of complementary laser
technologies
Founded in 1985 as designer and manufacturer
of laser systems electro-optical products
Excel Investment Highlights
A leading broad-based laser technology company with unique core competencies

Galvanometer-
based scanners
High energy solid
state pulsed laser
systems
Laser micro-
machining systems
Marking and
Engraving Systems
Sealed CO2 lasers
High-powered solid
state and ultrafast
lasers
Light and color
measurement
systems
Optical products and
laser power systems
`
Complete systems employing
laser technology and
customized software for
welding, soldering, materials
analysis, and marking and
engraving
Excel Business Segments
Source: Excel Technology
2007 Revenue
Breakdown
A complete line of lasers and
laser subsystems for industrial
material processing and
research and development
Optical technology products
that measure light and control
light beams
Components and
Subsystems
Integrated Systems and
Workstations

GSI

SYNRAD
An Excel Technology Company

Cambridge Technology

QUANTRONIX
An Excel Technology Company

CSI Control SYSTEMATION

Continuum

PHOTO RESEARCH INC

THE OPTICAL CORPORATION

baublys control LASER

Optical Products and
Laser Power Systems
Light and Color
Measurement Systems
High-Energy Solid-State
Pulsed Laser Systems
Laser Micro-Machining
Systems
High-Powered Solid-
State Lasers and
Ultrafast Lasers
Measurement of hard
drive flight
characteristics,
galvanometer scan head
systems
Excel Product Portfolio
Marking, engraving,
thin-film welding, textile
processing, and
semiconductor wafer
processing
Material processing,
marking and engraving,
ophthalmology, DNA
analysis, imaging and
printing
Marking, deep engraving,
micromachining, with
customized control
software
Scientific and research
applications, including
velocimetry,
spectroscopy, reaction
kinetics
Color testing for TV
displays, calibration of
digital cinematic products,
characterization of LEDs,
lamps and lighting
Marking, coding, and
engraving systems
Components and Subsystems
Diamond drilling and
processing, welding and
soldering, photomask
repair, chip failure
analysis
Integrated Systems
and Workstations
Sealed CO2
Lasers
Galvanometer-Based
Scanners
Marking and
Engraving Systems

SECTION 3 Overview of GSI Group

Investment Highlights
Strong Balance
Sheet and Healthy
Operating Cash
Flows
Experienced
Management Team
with Track Record
of Success
Serving Multiple
Markets with Large
Adjacent Growth
Opportunities
Innovator and
Leader in Multiple
Core Markets
Long-Term, Repeat
Customer
Relationships
Unique Product Set
of Scanners,
Encoders and Laser
Technology

Company History
1968 1989 1994 1995 1996 1997 1998 1999 2000 2001 2002 2004 2005 2003 2006 2007
General Scanning
founded
Lumonics merger
GSI IPO
DRC, Spectron,
Westwind (PCB drill) acquisitions
MicroE (encoder)
acquisition
GSI purchases
systems business from Teradyne
Dr. Sergio Edelstein
assumes CEO position
Life Sciences business
divested
Suzhou, China
plant opened

Optics
Printers
Spindles
Trim
Mark
Repair
Scanners
Lasers
Encoders
GSI Business Segments
Laser material-processing and
high speed beam placement for
semiconductor processing
GSI has 30% share of this $400
million industry segment
Industry has few competitors
Product differentiation achieved
through superior speed and accuracy
Precision motion products used
in consumer electronics, medical,
government, aerospace, and
industrial manufacturing
GSI has 26% share of this $700
million industry segment
Highly diversified customer base
Product differentiation through
technological superiority
Increasing automation and
miniaturization in manufacturing
continues to drive demand
Source: Company management
2007 Revenue
Breakdown
Precision Technology
Semiconductor Systems

GSI Market Segments
Lasers is the Largest and Fastest Growing Market Served by GSI
Served
Market
Available
Market
Total
Market
Annual
Growth
Market
Position
Lasers $300M $1B $7B 10% #6
Encoders $150M $300M $1B 5% #3
Scanners $110M $150M $150M 8% #3
Spindles $100M $130M $130M 6% #2
Laser Systems (Semi) $400M $400M #2
Laser Systems (Non-Semi) $600M $600M None
Optics
Printers
Niche
Niche
$1B 7%

GSI

GSI General Scanning™ Optical Scanners

GSI MicroE Systems®

GSI Spectron™ Lasers

GSI Westwind®

GSI General Scanning™ Thermal Printers

GSI General Optics™

Product Portfolio: Precision Technology
Components and subsystems for the OEM market
Market sizes are GSI estimates
Lasers and electromechanical
motors that move mirrors
Market size: $110 million
Market position: #3
Laser-based rulers measuring
movement to sub-microns
Market size: $150 million
Market position: #3
Pulsed, YAG, CO2, diode, and
fiber lasers
Market size: $300 million
Market position: niche
High speed drills for printed
circuit board holes
Market size: $100 million
Market position: #1
Thermal printers for patient
monitoring and defibrillators
Market size: $30 million
Market position: #1
Super-polished, super-flat
mirrors
Market size: $30 million
Market position: #1
Scanners Encoders Lasers
Spindles Medical Printers
Optics

Precision Technology
Precision motion used in the manufacture of consumer electronics, medical products
Established customer base
Highly diversified
Product differentiation achieved through
—
Patented technology
—
Processing accuracy
Trends expected to benefit the Company
—
Continued high consumer demand for
electronics
—
Continued drive to miniaturize
—
Increased use of lasers in multiple end such
as industrial, automation, textile processing
and solar cell production
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2002 2003 2004 2005 2006 2007
--
10%
20%
30%
40%
50%
60%
($ in millions) 2002 2003 2004 2005 2006 2007
External Revenue Total $93.2 $102.8 $183.4 $172.6 $186.0 $183.4
Growth Rate 10% 78% (6%) 8% (1%)
Gross Margin 35% 37% 35% 38% 40% 38%
Segment Trends Commentary

GSI

GSI WaferMark®

GSI WaferMark®

GSI WaferTrim™

Semiconductor Systems: Product Portfolio
Wafer repair to raise production
yield
Market size: $150 - $250 million
Market position: #2
Production marking of silicon
wafers
Market size: $45 million
Market position: #1
Adjustment and tuning of mixed
signal chips
Market size: $50 million
Market position #1
Laser system solutions for semiconductor manufacturers
Market sizes are GSI estimates
Wafer Repair Wafer Mark Wafer Trim

Semiconductor Systems
Experts in laser material-processing and high speed precision beam placement
High levels of product penetration
Product differentiation
achieved
through
—
Processing speed
—
Processing accuracy
Trends expected to benefit the Company
—
Continued high consumer demand for
electronics
—
Increasing demand for memory
—
Continued drive to miniaturize
—
Continued conversion to 300mm wafers
$0
$20
$40
$60
$80
$100
$120
$140
$160
2002 2003 2004 2005 2006 2007
--
10%
20%
30%
40%
50%
60%
($ in millions) 2002 2003 2004 2005 2006 2007
Revenue $65.9 $82.7 $146.6 $88.2 $127.6 $134.4
Growth Rate 25% 77% (40%) 45% 5%
Gross Margin 18% 32% 44% 40% 41% 41%
Trends by Product Lines Commentary

GSI

LG International
Medtronic
PHILIPS sense and simplicity
L3 communications
CORNING
Honeywell
sanwa denshi co.,ltd.
ShinEtsu
KEYENCE
INTRALASE.
HITACHI
SUMCO
HEIDELBERG
SUMITOMO
FARO The Measure of Success
WD Western Digital
schmoll maschinen
intel leap ahead
Tongtai
DELPHI
bettonville
Seagate

ANALOG DEVICES
LG International
SAMSUNG
SUMCO
DENSO
MAXIM
sanwa denshi co.,ltd.
ShinEtsu
inotera memories
Rexchip
ProMOS

Prominent and Diverse Customer Base
Broad customer base, with no customer
accounting for greater than 6% of 2007
sales
Precision Technology customers represent
diverse end-markets, ranging from
automotive, industrial, electronics, and
medical
Over 2,500 customers in total
Precision Technology
Semiconductor Systems

SECTION 4 Additional Materials

2007 Combined Company Highlights
+ =
Proforma
Note: Assumes no intercompany sales
(in millions)
Revenues $317.8 $160.0 $477.8
Gross profit $126.7 $69.8 $196.5
Gross margin 39.9% 43.6% 41.1%
Operting income $29.3 $21.3 $50.6
Operating income margin 9.2% 13.3% 10.6%
Adj. EBITDA $45.5 $23.9 $69.4
Adj. EBITDA margin 14.3% 14.9% 14.5%
Capex $4.8 $1.6 $6.4
Capex as % of revenues 1.5% 1.0% 1.3%

Pro Forma Performance
Note: Assumes no intercompany sales
Revenue 2005 2006¹ 2007² Q1 2008
Excel $ 137.7 $ 154.5 $ 160.0 $ 39.3
GSI 260.8 313.6 317.8 71.7
Combined $ 398.5 $ 468.1 $ 477.8 $ 111.0
Gross Profit
Excel $ 65.4 $ 68.9 $ 69.8 $ 17.1
GSI 103.7 130.3 126.7 27.3
Combined $ 169.1 $ 199.2 $ 196.5 $ 44.4
% 42% 43% 41% 40%
Adj. EBITDA
Excel $ 22.4 $ 27.5 $ 23.9 $ 5.4
GSI 25.9 44.4 45.5 5.3
Combined $ 48.3 $ 71.9 $ 69.4 $ 10.7
% 12% 15% 15% 10%
(1) Excel results exclude merger related costs
(2) Excel results include stock-based compensation of $2.8 million